SUNAMERICA STYLE SELECT SERIES, INC.
                               FOCUSED PORTFOLIOS

         Supplement to the Statement of Additional Information dated January 28, 2003

         Under the section entitled "Fixed Income Securities," the second full paragraph on page B-7 of the Statement of Additional Information should be replaced in its entirety with the following:

                  The Portfolios may invest in debt securities that the Advisers expect have the potential for capital appreciation and which are rated as low as "BBB" by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's"), or "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of equivalent quality.

         Under the section entitled "Forward Contracts on Foreign Currencies," the first full paragraph on page B-21 of the Statement of Additional Information should be replaced in its entirety with the following:

                  A Forward Contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract on foreign currencies. The Portfolios do not intend to utilize Forward Contracts on foreign currencies other than for bona fide hedging purposes.



Dated: June 26, 2003